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                                                           Exhibit 10.19.6


[LETTERHEAD OF GOVERNMENT OF CANADA
APPEARS HERE IN ENGLISH & IN FRENCH]
                                                WD Project No.: A-91-WD-0183
                                                                   Amendment
                                                                June 12, 1995


Mr. Ben Dulley
New Era System Services Ltd.
710 Esso Plaza East Tower
425 - 1st Street S.W.
Calgary, Alberta
T2P 3L8


Dear Mr. Dulley:


I wish to inform you that approval has been granted to further amend the Agreement for this project dated April 2, 1992 as amended June 22, 1992, December 14, 1992 and September 13, 1993.

This amendment replaces subsection 4.01(a) of our amended Agreement, as follows:

From:  "The Recipient shall repay the Contribution to the Minister in twelve
       (12) quarterly instalments. The first repayment installment of $74,097 shall be due and payable on or before April 1, 1995. The subsequent eleven (11) repayment installments of $74,000 each are due and payable commencing July 1, 1995 with the final installment due January 1, 1988."

To:  "The Recipient shall repay the contribution to the Minister as follows:

     (a)  $22,697 on June 30, 1996;

     (b) Seven (7) equal quarterly instalments of $22,400 each, due the last day of each quarter, commencing September 30, 1996;


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                                                   WD Project No.:  A-91-WD-0183
                                                                       Amendment

                                     - 2 -

     (c) Quarterly instalments of $25,600 each, due the last day of each quarter, commencing June 30, 1998 until the indebtedness is repaid in full;

     (d) Accelerated quarterly instalments equal to 4.5% of HARBOR product revenues that exceed $820,000 in the quarter ending one month prior to the payment date stated in (a) to (c) above. Each of these accelerated instalments will be due and payable with the regular quarterly instalments.

     (e)  The accelerated instalments in each year will not exceed:

          (i)   $  8,100 in Canada's fiscal year ending March 31, 1997;

          (ii)  $ 54,000 in Canada's fiscal year ending March 31, 1998;

          (iii) $109,050 in Canada's fiscal year ending March 31, 2000; and

          (iv)  $175,200 in Canada's fiscal year ending March 31, 2000; and

          (v)   $255,750 in Canada's fiscal year ending March 31, 2001;

     (f) Any portion of the Contribution that shall remain unpaid at February 28, 2003 shall become due and payable on that date.

All other terms and conditions of the amended Agreement remain in effect for the project duration.




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                                            WD Project No.:  A-91-WD-0183
                                                                Amendment

                                         - 3 -



Our agreement to this amendment does not signify that future requests for amendments of this type will be approved.

If you are in agreement with this Letter of Amendment, please have an authorized officer of your company sign the second copy of the amendment where indicated and return it to this office.

                                              Sincerely yours

                                              /s/ Gary Webster
                                              ----------------
                                              Gary Webster



NEW ERA SYSTEMS SERVICES LTD.



/s/ [SIGNATURE APPEARS HERE]
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Signature

                                (Seal)

 June 12, 1995
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Date